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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): OCTOBER 16, 2000


                          COULTER PHARMACEUTICAL, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-21905                                          94-3219075
(Commission File No.)                        (IRS Employer Identification No.)


                              600 GATEWAY BOULEVARD
                       SOUTH SAN FRANCISCO, CA 94080-7014
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 553-2000


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Item 5. Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Coulter Pharmaceutical, Inc., a Delaware corporation ("Coulter"), and Corixa Corporation, a Delaware corporation ("Corixa"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Coulter and risks arising when investing in Coulter, investors are directed to Coulter's most recent report on Form 10-K as filed with the Securities and Exchange Commission.

     On October 16, 2000, Coulter announced that it entered into a definitive merger agreement with Corixa. The definitive merger agreement contemplates that, subject to the satisfaction of certain conditions contained therein, including the approval of the merger referred to therein by the stockholders of Coulter and Corixa and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Corixa would acquire Coulter in a stock-for-stock transaction. Upon completion of the merger, each outstanding share of Coulter common stock will be automatically converted into 1.003 shares of Corixa common stock. The description contained in this Item 5 of the transactions contemplated by the merger agreement is qualified in its entirety by reference to the full text of the merger agreement, a copy of which is attached to this report as Exhibit 2.1.

     In connection with the execution of the merger agreement, Coulter amended its stockholders' rights plan to provide, among other things, that no person or entity would be considered to be an "acquiring person" thereunder by reason of any transaction contemplated by the merger agreement. Coulter's amended rights agreement, dated October 15, 2000, entitled is attached hereto as Exhibit 4.1.

     The joint press release, dated October 16, 2000, entitled "Corixa And Coulter Merge" is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     Exhibit
     Number    Description
     -------   -----------
       2.1     Agreement and Plan of Merger dated as of October 15, 2000, among
               Corixa Corporation, Clearwater Acquisitions Corporation and
               Coulter Pharmaceutical, Inc.

       4.1 Amendment to Rights Agreement dated as of October 15, 2000, between Coulter Pharmaceutical, Inc. and ChaseMellon Shareholder
               Services L.L.C.

      99.1     Press Release dated October 16, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COULTER PHARMACEUTICAL, INC.

Dated: October 16, 2000                 By: /s/ William G. Harris
                                           -------------------------------------
                                           William G. Harris
                                           Senior Vice President and
                                           Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
   2.1         Agreement and Plan of Merger dated as of October 15, 2000, among
               Corixa Corporation, Clearwater Acquisitions Corporation and
               Coulter Pharmaceutical, Inc.

   4.1 Amendment to Rights Agreement dated as of October 15, 2000, between Coulter Pharmaceutical, Inc. and ChaseMellon Shareholder
               Services L.L.C.

  99.1         Press Release dated October 16, 2000.